Exhibit 10.12

May 17, 2016
Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Tel: (212) 407-5200
Attention: Theresa A. Gore
Ladies and Gentlemen:
Reference is made to the Consulting Agreement, dated as of December 23, 2013 (the “CD&R Consulting Agreement”), by and among SiteOne Landscape Supply, Inc. (formerly known as CD&R Landscapes Parent, Inc.), a Delaware corporation (the “Company”), SiteOne Landscape Supply Midco, Inc. (formerly known as CD&R Landscapes Midco, Inc.), a Delaware corporation (“Midco”), SiteOne Landscape Supply Bidco, Inc. (formerly known as CD&R Landscapes Bidco, Inc.), a Delaware corporation (“Bidco”), SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (“Landscape Holding”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (“OpCo” and together with the Company, Midco, Bidco and Landscape Holding, the “Company Group”) and Clayton, Dubilier & Rice, LLC, a Delaware limited liability company (“CD&R Manager”). The CD&R Consulting Agreement sets forth, among other things, the fees to be paid, or caused to be paid, to CD&R Manager by the Company for Consulting Services to be performed by CD&R Manager thereunder. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the CD&R Consulting Agreement.
Upon the terms and conditions of this letter agreement, the parties hereby agree to terminate the CD&R Consulting Agreement in connection with the Company’s initial public offering of shares of its common stock pursuant to the Company’s Registration Statement on Form S-1 (Registration No. 333-206444) (the “IPO”). In connection with and as consideration for such termination, the Company Group, jointly and severally, agrees to pay a fee of $4,884,000 million to CD&R Manager (the “CD&R Termination Fee”) on the closing date of the Company’s IPO. Upon the payment of the CD&R Termination Fee, the CD&R Consulting Agreement will terminate, provided that Section 3 thereof shall survive solely as to any portion of any Initial Consulting Fee, Additional Consulting Fee or Expenses accrued, but not paid or reimbursed, prior to such termination. The termination of the CD&R Consulting Agreement shall not affect the CD&R Indemnification Agreement which shall survive such termination.
This letter agreement may be executed in any number of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument. This letter agreement sets forth the entire understanding and agreement among the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state, without regard to principles of conflict of laws to the extent that such principles would require or permit the application of the laws of another jurisdiction.
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If the foregoing is in accordance with your understanding and agreement, please sign and return this letter agreement, whereupon this letter agreement shall constitute a binding agreement with respect to the matters set forth herein.
Sincerely,
SITEONE LANDSCAPE SUPPLY, INC.
By:    /s/ L. Briley Brisendine, Jr.
    Name: L. Briley Brisendine, Jr.
    Title: Executive Vice President, General     Counsel and Secretary
SITEONE LANDSCAPE SUPPLY MIDCO, INC.
By:    /s/ L. Briley Brisendine, Jr.
    Name: L. Briley Brisendine, Jr.
    Title: Executive Vice President, General     Counsel and Secretary
SITEONE LANDSCAPE SUPPLY BIDCO, INC.
By:    /s/ L. Briley Brisendine, Jr.
    Name: L. Briley Brisendine, Jr.
    Title: Executive Vice President, General     Counsel and Secretary
SITEONE LANDSCAPE SUPPLY HOLDING, LLC
By:    /s/ L. Briley Brisendine, Jr.
    Name: L. Briley Brisendine, Jr.
    Title: Executive Vice President, General     Counsel and Secretary

[Signature Page to Termination Agreement re: CD&R Consulting Agreement]

SITEONE LANDSCAPE SUPPLY, LLC
By:    /s/ L. Briley Brisendine, Jr.
    Name: L. Briley Brisendine, Jr.
    Title: Executive Vice President, General     Counsel and Secretary
Acknowledged and agreed as of the
date first above written:

CLAYTON, DUBILIER & RICE, LLC
By:    /s/ Theresa A. Gore
    Name: Theresa A. Gore
    Title: Vice President, Treasurer & Assistant Secretary

[Signature Page to Termination Agreement re: CD&R Consulting Agreement]